Exhibit 99.1

DrugMax Completes $3.21 Million Private Placement

Wednesday, March 18, 8:00 pm ET

Clearwater, Florida—(BUSINESS WIRE)—March 18, 2004—DrugMax, Inc. (Nasdaq:DMAX- News) today announced that it has sold 1,000,000 shares of its common stock in a private placement to accredited investors for a total of $3.21 million. Maxim Group LLC, a New York-based investment firm, acted as the placement agent for DrugMax in the private placement. Net proceeds will be used for working capital and general corporate purposes.

“We are pleased to announce this significant vote of confidence in DrugMax. With financing firmly secured, and our continued focus on higher-margin products, we believe we are poised to capitalize on opportunities to increase shareholder value,” said Chairman and CEO Jugal K. Taneja.

DrugMax intends, and is required by its subscription agreements with the investors, to file a registration statement with the Securities and Exchange Commission within 90 days of the closing date, covering the resale of the shares of common stock sold in the private placement. The private placement was made under an exemption from the registration requirements of the Securities Act of 1933, as amended, and the investors purchasing shares in the private placement may not offer or sell the securities sold in the offering in the absence of an effective registration statement or exemption from registration requirements.

About DrugMax, Inc.

DrugMax, Inc. (Nasdaq: DMAX—News) is a full-line, wholesale distributor of pharmaceuticals, over-the-counter products, health and beauty care aids, nutritional supplements and other related products. Headquartered in Clearwater, Fla., DrugMax serves the nation’s independent and small regional chain pharmacies, institutions, and alternate care facilities through its distribution centers in Pennsylvania and Louisiana. DrugMax maintains an inventory in excess of 20,000 SKU’s from over 500 pharmaceutical manufacturers and companies. DrugMax has licenses to ship to all 50 states and Puerto Rico. DrugMax generated revenues of $291.8 million for fiscal year ended March 31, 2003. More information about DrugMax is available at www.drugmax.com, or 727-533-0431.

Safe Harbor Provisions

Certain oral statements made by management from time to time and certain statements contained herein that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward- looking statements. Forward-looking statements are statements regarding the intent, belief or current expectations, estimates or projections of DrugMax, its directors or its officers about DrugMax and the industry in which it operates, and assumptions made by management, and include among other items, (a) DrugMax’s strategies regarding growth, improvement of profit margins, reduction of costs and business expansion, including future acquisitions; (b) DrugMax’s financing plans; (c) trends affecting DrugMax’s financial condition or results of operations, including the availability of the products DrugMax distributes; and (d) DrugMax’s ability to continue to control costs and to meet its liquidity and other financing needs. Although

DrugMax believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When used in this report, the words “expects,” “anticipates,” intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions are generally intended to identify forward-looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, (i) changes in the regulatory and general economic environment related to the healthcare and pharmaceutical industries; (ii) conditions in the capital markets, including the interest rate environment and the availability of capital; (iii) changes in the competitive marketplace that could affect DrugMax’s revenue and/or cost bases, such as increased competition, the availability of products, lack of qualified marketing, management or other personnel, and increased labor and inventory costs. Further information relating to factors that could cause actual results to differ from those anticipated is included but not limited to information under the headings “Business” and “Risk Factors” in DrugMax’s Form 10-K for the year ended March 31, 2003 and its subsequently filed Forms 10-Q. DrugMax disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.